                                                                    EXHIBIT 10.8


                                 FIRST AMENDMENT

                                       TO

                                CREDIT AGREEMENT


            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of May 20, 1999 and is by and among LIBERTY GROUP OPERATING, INC., as Borrower, LIBERTY GROUP PUBLISHING, INC. ("Holdings"), the LENDERS (as defined in the Credit Agreement referred to below) party hereto, CITIBANK, N.A., as Issuing Bank, and CITICORP USA, INC., as Administrative Agent and as Swingline Lender.

                                    RECITALS

         1. The Borrower and Holdings have previously entered into that certain Credit Agreement dated as of January 27, 1998 (as amended to date, the "Credit Agreement") with the Lenders from time to time party thereto, CITICORP USA, INC., as Administrative Agent and Swingline Lender, CITIBANK, N.A., as Issuing Bank, BT ALEX BROWN INCORPORATED, as Syndication Agent, WELLS FARGO BANK, N.A., as Documentation Agent, and BANK OF AMERICA NT&SA, as Co-Agent.

         2. The Borrower has requested that the Lenders consent to an increase in the aggregate amount of the Revolving Commitments available under the Credit Agreement from $125,000,000 to $175,000,000, and the Lenders are willing to grant such consent on the terms and conditions set forth herein.

         3. Certain of the Lenders and certain additional lenders party hereto (such additional lenders being referred to herein as the "New Lenders") are willing to provide $50,000,000 in additional Revolving Commitments under the Credit Agreement and such New Lenders shall become Lenders under and parties to the Credit Agreement pursuant to this Agreement.

                                    AGREEMENT

                                       I.
                                   DEFINITIONS

         1.1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                       II.
                                   AMENDMENTS

         2.1. Amendments to Credit Agreement; Schedules; Exhibits. As of the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

             2.1.1. Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

                    (a) adding thereto in appropriate alphabetical order the following definitions:

                        "'FIRST AMENDMENT' means the First Amendment to Credit
             Agreement dated as of May 20, 1999 among the Borrower, Holdings, the Lenders and the Administrative Agent.

                        'FIRST AMENDMENT EFFECTIVE DATE' has the meaning set
             forth in the First Amendment."

                    (b) deleting the pricing grid set forth in the definition of "Applicable ABR Margin" and "Applicable Eurodollar Margin" and replacing such pricing grid with the following:


                 TOTAL LEVERAGE RATIO:                          ABR SPREAD                  EURODOLLAR SPREAD
                                                                  (p.a.)                          (p.a.)
                     CATEGORY 1
              Greater than 6.75 to 1.00                            1.75%                            3.00%

                     CATEGORY 2
  Greater than 6.25 to 1.00 but less than or equal                 1.50%                            2.75%
                   to 6.75 to 1.00

                     CATEGORY 3
  Greater than 5.50 to 1.00 but less than or equal                 1.25%                            2.50%
                   to 6.25 to 1.00

                     CATEGORY 4
  Greater than 4.50 to 1.00 but less than or equal                1.125%                           2.375%
                   to 5.50 to 1.00

                     CATEGORY 5
         Less than or equal to 4.50 to 1.00                        1.00%                            2.25%

                    (c) adding the words "the First Amendment or" immediately after the words "become a party hereto pursuant to" appearing in the second line of the definition of "LENDERS";

                    (d) deleting the final sentence of the definition of "REVOLVING COMMITMENT" and substituting the following therefor:

                  "The initial amount of each Lender's Revolving Commitment (after giving effect to the First Amendment) is set forth on
                  Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable (and the initial aggregate amount of the Lenders' Revolving Commitments (after giving effect to the First Amendment) is $175,000,000)."

                  2.1.2. Section 2.1(b). The text (including the Section heading) of Section 2.1(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                                  "[reserved]"

                  2.1.3. New Section 4.16. Article IV of the Credit Agreement is hereby amended by adding thereto a new Section 4.16 to read as follows:

                                 "SECTION 4.16 YEAR 2000. Any reprogramming
                  required to permit the proper functioning, in and following the year 2000, of (i) each Loan Party's computer systems and
                  (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which any Loan Party's systems interface) and the testing of all such systems and equipment (except systems and equipment acquired in Acquisitions consummated after the date of the First Amendment), as so reprogrammed, will be completed by August 31, 1999. The cost to the Loan Parties of such reprogramming and testing (including with respect to systems and equipment acquired in Acquisitions consummated after the date of the First Amendment) of the reasonably foreseeable consequences of year 2000 to the Loan Parties (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, each Loan Party's computer and management information systems are sufficient to permit such Loan Party to conduct its business as presently conducted without Material Adverse Effect. Each Loan Party represents and warrants that it has a reasonable basis to believe that no year 2000 problem will cause a Material Adverse Effect.

                  2.1.4. New Section 5.15. Article V of the Credit Agreement is hereby amended by adding thereto a new Section 5.15 to read as follows:

                                 "SECTION 5.15 YEAR 2000 MATTERS. Each of
                  Holdings, the Borrower and each of its Subsidiaries shall take all action necessary and commit adequate resources to assure that their respective computer-based and other systems are able to effectively process data including dates before, on and after January 1, 2000 without experiencing any year 2000 problem that could cause a Material Adverse Effect. At the request of the Administrative Agent or any Lender, the Borrower shall use commercially reasonable efforts to provide or cause to be provided to the Administrative Agent or such Lender, as the case may be, with assurance and substantiation (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Administrative Agent or such Lender, as the case may be, as to the year 2000 capability of Holdings, the Borrower and its Subsidiaries and their respective abilities to conduct their respective businesses and operations before, on and after January 1, 2000 without experiencing a year 2000 problem causing a Material Adverse Effect.

                  2.1.5. Schedule 2.1. Schedule 2.1 to the Credit Agreement is hereby deleted in its entirety and replaced for all purposes of the Credit Agreement and the other Loan Documents with Schedule 2.1 attached hereto.

                                      III.
                         REPRESENTATIONS AND WARRANTIES

             3.1. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to each Agent, each Lender (including, without limitation, each New Lender) and the Issuing Bank as follows:

                  3.1.1. Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority to carry on its business as now conducted and to enter into and perform its obligations under this First Amendment (and the Credit Agreement as amended hereby) and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  3.1.2. Such party has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment (and the Credit Agreement as amended hereby).

                  3.1.3. The execution, delivery and performance of this First Amendment and the performance of each of the Loan Documents as amended hereby
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any member of the Holdings Group or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument governing Material Indebtedness of, or any other material agreement binding upon, any member of the Holdings Group or its assets, or give rise to a right thereunder to require any payment to be made by any member of the Holdings Group, and (d) will not result in the creation or imposition of any Lien on any asset of any member of the Holdings Group, except Liens created under the Loan Documents.

                  3.1.4. This First Amendment has been duly executed and delivered by such party and each of this First Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  3.1.5. Before and after giving effect to this First Amendment, no event has occurred and is continuing, or would result from the execution and delivery of this First Amendment that would constitute a Default.


                  3.1.6. Each of the representations and warranties contained in this First Amendment and the Credit Agreement as amended hereby and in each of the other Loan Documents is true, correct and complete in all material respects as if set forth in full herein and made on the date this First Amendment becomes effective, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case it was true, correct and complete as of such earlier date.

                  3.1.7. Attached hereto as Exhibit A are true and correct copies of (i) Schedules 4.5(b), 4.5(c), 4.14(b) and 4.14(c) to the Credit Agreement, (ii) Schedules 3.1(b), 3.1(c), 3.1(e), 3.1(g), 3.1(h) and 3.1(i) to
the Guarantor Pledge and Security Agreement, (iii) Schedules 3.1(b), 3.1(c), 3.1(e) and 3.1(h) to the Borrower Pledge and Security Agreement, (iv) Schedule I(b) to the Trademark Collateral Assignment, and (v) Schedule I to the Copyright Security Agreement, in each case as revised as of April 2, 1999 and as in effect as of the date of this First Amendment.

                                       IV.
                           CONDITIONS TO EFFECTIVENESS

         4.1. Conditions to Effectiveness. The amendments effected by this First Amendment shall not become effective until the date (the "First Amendment Effective Date"), not later than May 31, 1999 on which the following conditions precedent are satisfied or waived in writing by the Lenders (including, without limitation, each New Lender):

                  4.1.1. Execution of this Agreement; Revolving Notes. Holdings, the Borrower, the Administrative Agent, the Issuing Bank and each Lender (including, without limitation, each New Lender) shall have executed and delivered this First Amendment to the Administrative Agent and each other Guarantor shall have executed and delivered the Consent attached hereto to the Administrative Agent. The Borrower shall have executed and delivered to the Administrative Agent a new Revolving Note in favor of any Lender with an increased Revolving Commitment and any New Lender, in each case to the extent such Lender or New Lender has requested the same, and each such Lender (other than a New Lender) shall have delivered to the Administrative Agent for cancellation and return to the Borrower the outstanding Revolving Notes, if any, being replaced thereby.

                  4.1.2. Opinions of Counsel. The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Issuing Bank and the Lenders) of (i) Katten Muchin & Zavis, counsel for the Loan Parties, covering such matters relating to the Loan Parties and the First Amendment as the Administrative Agent or the Required Lenders shall reasonably request (and the Borrower hereby requests such counsel to deliver such opinions), and (ii) Latham & Watkins, counsel to the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

                  4.1.3. Organizational Documents. The Administrative Agent shall have received certified copies of resolutions of the Borrower's board of directors authorizing this First Amendment and such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this First Amendment and any other legal matters relating to the Loan Parties and this First Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

                         4.1.3.1. The Administrative Agent shall have received a
certificate of the Borrower, certifying as to (A) the names and true signatures of the officers of the Borrower and each other Loan Party authorized to sign this First Amendment or the Consent, (B) the truth in all material respects of the representations and warranties contained in the Loan Documents as though made on and as of the First Amendment Effective Date, other than any such representations or warranties that by their terms refer to a date other than the First Amendment Effective Date, in which case such representations and warranties shall be true and correct as of such other date, and (C) the absence of any event occurring and continuing that constitutes a Default.

                  4.1.4. Payment of Interest, Fees, Etc. The Administrative Agent shall have received payment of (a) all accrued interest, commitment fees and breakage costs, if any, in connection with the reallocation of the Revolving Commitments of the Lenders as set forth in Article V of this First Amendment, and (b) all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Loan Party hereunder or under the Credit Agreement.

                                       V.
                  NEW LENDERS; REALLOCATION OF PRO RATA SHARES

         5.1. New Lenders. Each New Lender (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and become a Lender under the Credit Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (d) agrees that it will be bound by the Credit Agreement, as amended hereby, as a "Lender" thereunder and will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. As of the First Amendment Effective Date, each New Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender thereunder.

         5.2. Realignment of the Loans. In order to effect a realignment of each Lender's pro rata share of the aggregate principal amount of all outstanding Loans after giving effect to the increased Revolving Commitments of certain Lenders as reflected in Schedule 2.1 hereto, the Borrower and each Lender (including, without limitation, each New Lender) agree as follows notwithstanding any contrary provision of any Loan Document:

              (a) Simultaneously with the effectiveness of this First Amendment, each outstanding Eurodollar Borrowing owing to each Lender shall be converted to an ABR Borrowing and the Borrower agrees to pay to each Lender any amount that may be owing to such Lender pursuant to Section 2.14(e) of the Credit Agreement as a result of such conversion. All accrued and unpaid interest in respect of all Eurodollar Borrowings so converted shall be due and payable by the Borrower on the First Amendment Effective Date.

              (b) Upon satisfaction of each of the conditions to the effectiveness of this First Amendment as set forth in Article IV, each New Lender and each other Lender listed on Schedule I hereto under the heading "Increased Share Lenders" (such New Lenders and other Lenders, each an "Increased Share Lender") shall pay to the Administrative Agent for the account of the Lenders listed on Schedule I hereto under the heading "Reduced Share Lenders" (each, a "Reduced Share Lender"), by depositing same day funds to the account of the Administrative Agent specified by the Administrative Agent, an amount (such Lender's "Increased Share Amount") equal to the product of (i) such Increased Share Lender's Increased Share Percentage (as set forth opposite such Increased Share Lender's name on Schedule I hereto), and (ii) the aggregate principal amount of all outstanding Revolving Loans.

              (c) Upon receipt of all payments due under Section 5.2.(b) hereof, the Administrative Agent shall promptly (and if practicable on the same Business Day as such payments are received) distribute such payments as appropriate to each Reduced Share Lender so that each Reduced Share Lender receives an amount (such Lender's "Reduced Share Amount") equal to the product of (i) such Reduced Share Lender's Reduced Share Percentage (as set forth opposite such Reduced Share Lender's name on Schedule I hereto), and (ii) the aggregate principal amount of all outstanding Revolving Loans.

                  (d) Upon receipt by the Administrative Agent of all payments required under Section 5.2.(b) hereof and the distribution of such payments to the Lenders as provided in Section 5.2.(c) hereof, each outstanding Revolving Borrowing shall be a Revolving Borrowing outstanding under the Credit Agreement as amended by this First Amendment and shall be comprised of Revolving Loans made by each Lender in an amount equal to such Lender's Applicable Percentage (after giving effect to this First Amendment) of the aggregate principal amount outstanding of all such Revolving Borrowings.

                                       VI.
                                  MISCELLANEOUS

         6.1. Effect of Amendment; No Waiver.

              (a) Upon and after the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

              (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

              (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or any Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

         6.2. Expenses. Without limiting any provision of the First Amendment or
Section 9.3 of the Credit Agreement, each of the Borrower and Holdings jointly and severally agrees to pay promptly all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the reasonable and documented costs and expenses of the Administrative Agent's legal counsel in connection with the preparation, negotiation, execution, delivery and administration of this First Amendment and the transactions contemplated hereby.

         6.3. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. The provisions of Sections 9.9(b)-(d) and 9.10 of the Credit Agreement shall apply hereto.

         6.4. Severability. The illegality or unenforceability of any provision of this First Amendment, the Credit Agreement (including as amended hereby) or any other document or any other instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this First Amendment, the Credit Agreement (including as amended hereby) or such other document or any other instrument or agreement required hereunder or thereunder.

         6.5. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment (or the Credit Agreement as amended hereby).

         6.6. Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which, when so executed shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        LIBERTY GROUP OPERATING, INC., as
                                        Borrower


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        LIBERTY GROUP PUBLISHING, INC., as a
                                        Guarantor


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                        CITICORP USA, INC., as Administrative
                                        Agent, Lender and Swingline Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                        CITIBANK, N.A., as Issuing Bank


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                        BT ALEX. BROWN INCORPORATED, as
                                        Syndication Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                        BANKERS TRUST COMPANY, as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        WELLS FARGO BANK, N.A., as Documentation
                                        Agent and as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        BANK OF AMERICA NT & SA, as Co-Agent and as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        THE CHASE MANHATTAN BANK, as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        U.S. BANK NATIONAL ASSOCIATION, as a
                                        Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        THE PROVIDENT BANK, as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                        SUNTRUST BANK, CENTRAL FLORIDA, N.A., as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                     CONSENT
                            DATED AS OF MAY 20, 1999

         The undersigned, as Subsidiary Guarantors under the "Guaranty Agreement" and as Subsidiary Grantors under the "Guarantor Pledge and Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing First Amendment to Credit Agreement), each hereby consents and agrees to the foregoing First Amendment to Credit Agreement and hereby confirms and agrees that (i) the Guaranty Agreement and the Guarantor Pledge and Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said First Amendment, each reference in the Guaranty Agreement and the Guarantor Pledge and Security Agreement to the "Credit Agreement," "thereunder," "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said First Amendment, and (ii) the Guarantor Pledge and Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Guarantor Pledge and Security Agreement.

                                       LIBERTY GROUP ARIZONA HOLDINGS, INC.
                                       LIBERTY GROUP ARKANSAS HOLDINGS, INC.
                                       LIBERTY GROUP CALIFORNIA HOLDINGS, INC.
                                       LIBERTY GROUP IDAHO HOLDINGS, INC.
                                       LIBERTY GROUP ILLINOIS HOLDINGS, INC.
                                       LIBERTY GROUP IOWA HOLDINGS, INC.
                                       LIBERTY GROUP KANSAS HOLDINGS, INC.
                                       LIBERTY GROUP LOUISIANA HOLDINGS, INC.
                                       LIBERTY GROUP MICHIGAN HOLDINGS, INC.
                                       LIBERTY GROUP MINNESOTA HOLDINGS, INC.
                                       LIBERTY GROUP MISSOURI HOLDINGS, INC.
                                       LIBERTY GROUP NEW YORK HOLDINGS, INC.
                                       LIBERTY GROUP NORTH DAKOTA HOLDINGS, INC.
                                       LIBERTY GROUP PENNSYLVANIA HOLDINGS, INC.
                                       LIBERTY GROUP MANAGEMENT SERVICES, INC.
                                       MITCHELL PUBLICATIONS, INC.
                                       NEW LEADER, INC.
                                       THE SCHUELER GROUP, INC.
                                       PRESS PUBLICATIONS, INC.
                                       ASCENSION CITIZEN, INC.
                                       MINERAL DAILY NEW TRIBUNE, INC.
                                       LIFE PRINTING AND PUBLISHING CO., INC.
                                       DIVERSIFIED PRINTERS OF HALSTAD, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Acting for and on behalf of each of the
                                        entities named above

                                   SCHEDULE I




INCREASED SHARE LENDERS                            INCREASED SHARE PERCENTAGE

U.S. Bank National Association                                    2.28571429%
The Provident Bank                                                5.71428571%
Suntrust Bank, Central Florida, N.A.                              5.71428571%


REDUCED SHARE LENDERS                                REDUCED SHARE PERCENTAGE

Citicorp USA, Inc.                                                4.22857143%
Bankers Trust Company                                             2.97142857%
Wells Fargo Bank, N.A.                                            2.97142857%
Bank of America NT & SA                                           2.97142857%
Chase Securities Inc.                                             0.57142857%

                                  SCHEDULE 2.1
                              REVOLVING COMMITMENTS

                                                            Revolving
Lender                                                      Commitment                    % of Total Commitments
------                                                      ----------                    ----------------------


Citicorp USA, Inc.                                         $ 29,000,000                       16.57142857%
Bank of America NT & SA                                    $ 27,000,000                       15.42857143%
Wells Fargo Bank, N.A.                                     $ 27,000,000                       15.42857143%
Bankers Trust Company                                      $ 27,000,000                       15.42857143%
Chase Securities Inc.                                      $ 20,000,000                       11.42857143%
U.S. Bank National Association                             $ 25,000,000                       14.28571429%
The Provident Bank                                         $ 10,000,000                        5.71428571%
Suntrust Bank, Central Florida, N.A.                       $ 10,000,000                        5.71428571%
                                                           ------------                     -------------
         TOTAL:                                            $175,000,000                             100.0%